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January 26, 2000


Track 'N Trail
Daniel J. Nahmens
4961-a Windplay Drive
El Dorado Hills CA 95762

                 "RE Second Amendment ("Amendment") to the Loan Agreement dated
                  October 4, 1999 ( all prior Amendments, this Amendment, and the Loan Agreement together called the "Agreement").

Dear Daniel J. Nahmens:

In reference to the Agreement defined above between Union Bank of California, N.A. ("Bank") and Track 'N Trail ("Borrower"), the Bank and Borrower desire to amended the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meaning given them in the Agreement.

           AMENDMENT TO AGREEMENT

(a) Section 1.1.1 The Revolving Line, of the Agreement is hereby amended by substituting the amount "Twenty Million Dollars" ($20,000,000.00)" for the amount "Twenty Five Million Dollars" ($25,000,000.00)."

Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition to covenant unless specified herein.

This Amendment shall become effective when the Bank shall have received the acknowledgement copy of the Amendment executed by the Borrower.


Very truly yours,

/s/ Randy Lambert

Union Bank of California, N.A.
Randy Lambert
Vice President

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Page 2
Track 'N Trail
Second Amendment

Agreed to and Accepted
Track 'N Trail


By: /s/ David L. Suechting, Jr.                 By: /s/ Daniel J. Nahmens
   ---------------------------                     ----------------------------
David L. Suechting, Jr. COB                     Daniel J. Nahmens, CFO

Overland Management Corporation

By: /s/ David L. Suechting, Jr.                 By: /s/ Daniel J. Nahmens
   ---------------------------                     ----------------------------
David L. Suechting, Jr. COB                     Daniel J. Nahmens, CFO

Nevin's Eagles Nest, Inc.

By: /s/ David L. Suechting, Jr.                 By: /s/ Daniel J. Nahmens
   ---------------------------                     ----------------------------
David L. Suechting, Jr. COB                     Daniel J. Nahmens, CFO